Exhibit 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Biodel Inc. (the “Company”) for the fiscal quarter ended March 31, 2007 (the “Report”), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2007	/s/ Solomon S. Steiner
Solomon S. Steiner, Chairman,
President and Chief Executive Officer

Dated: June 15, 2007	/s/ F. Scott Reding
F. Scott Reding, Chief Financial Officer
and Treasurer

A signed original of this written statement required by Section 906 has been provided to Biodel Inc. and will be retained by Biodel Inc. and furnished to the Securities and Exchange Commission or its staff